UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 15, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                     1-7275                            47-0248710
            (Commission File Number)       (IRS Employer Identification No.)

                                One ConAgra Drive
                                 Omaha, NE 68102
               (Address of Principal Executive Offices) (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Independent Registered Public Accounting Firm

     (a) Deloitte & Touche LLP's ("Deloitte & Touche") report on the company's consolidated financial statements for the fiscal year ended May 29, 2005 has been issued in connection with the completion of the audit for fiscal 2005. The company is filing this amendment to Form 8-K dated July 15, 2005 with the specific date of dismissal of Deloitte & Touche and an update of the disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K through that date.

     As reported in the company's Form 8-K dated July 15, 2005, the Audit Committee of the Board of Directors of ConAgra Foods, Inc. dismissed Deloitte & Touche as the company's independent registered public accounting firm effective with the completion of the audit for the company's fiscal year ended May 29, 2005. The audit was completed on August 11, 2005.

     Deloitte & Touche's reports on the company's consolidated financial statements for the fiscal years ended May 30, 2004 and May 29, 2005, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte & Touche's report dated August 11, 2005 included an explanatory paragraph related to change in methods of accounting for variable interest entities and asset retirement obligations in 2004, goodwill and other intangible assets in 2003. Deloitte & Touche's report dated August 11, 2005 on the effectiveness of the company's internal control over financial reporting as of May 29, 2005 expressed an unqualified opinion on management's assessment and an adverse opinion on the effectiveness of the company's internal control over financial reporting because of a material weakness. During the 2004 and 2005 fiscal years and through the completion of their audit for fiscal 2005, there were no disagreements with Deloitte & Touche on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report on the company's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for a material weakness in internal control with respect to accounting for income taxes as reported by the company in its Form 10-K for the fiscal year ended May 29, 2005.

     Deloitte & Touche has furnished to the company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte & Touche's letter, dated August 12, 2005, is filed as Exhibit 16 to this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits

         Exhibit 16 Letter from Deloitte & Touche LLP to Securities and Exchange Commission dated August 12, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONAGRA FOODS, INC.


Date:  August 12, 2005                 By:    /s/ Frank S. Sklarsky
                                          ------------------------------------
                                          Name:   Frank S. Sklarsky
                                          Title:  Executive Vice President,
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit              Description                                      Page No.


  16            Letter from Deloitte & Touche LLP to Securities
                and Exchange Commission dated August 12, 2005..........  5